UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2014

First Community Corporation

(Exact Name of Registrant As Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of Principal Executive Offices)	(Zip Code)

(803) 951-2265

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition

On January 22, 2014, First Community Corporation (FCCO), holding company for First Community Bank, issued a press release announcing its financial results for the period ended December 31, 2013. The Company announced that the Board of Directors has approved a cash dividend for the fourth quarter of 2013. The company will pay a $0.06 per share dividend to holders of the company’s common stock. This dividend is payable on February 14, 2014, to shareholders of record as of January 31, 2014.

A copy of the press release is attached hereto as Exhibit 99.1.

ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER AND WHERE TO FIND IT

First Community has filed relevant documents concerning the proposed merger with the Securities and Exchange Commission (the "SEC"), including a registration statement on Form S-4 that includes a joint proxy statement/prospectus, and may file additional documents with the SEC. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings by First Community, at the SEC's internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the other relevant First Community filings with the SEC can also be obtained, without charge, by directing a request to First Community Corporation, 5455 Sunset Blvd., Lexington, SC 29072, Attention: Michael C. Crapps.

SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER.

The directors and executive officers of First Community and other persons may be deemed to be participants in the solicitation of proxies from First Community shareholders in connection with the proposed merger. Information regarding First Community's directors and executive officers is available in its definitive proxy statement (form type DEF 14A) and additional definitive proxy soliciting materials filed with the SEC for First Community's 2013 annual shareholder meeting. Information regarding the participants in the First Community proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus filed with the SEC and may be contained in additional documents that may be filed with the SEC if and when such information becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of any such jurisdiction.

ITEM 8.01. Other Events.

The information set forth in Item 2.02 of the Current Report on Form 8-K is incorporated by reference in this Item 8.01.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Item	Exhibit

99.1	Earnings Press Release for the period ended December 31, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

By:	/s/ Joseph G. Sawyer
Name:	Joseph G. Sawyer
Title:	Chief Financial Officer

Dated: January 22, 2014

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Exhibit List

99.1	Earnings Press Release for the period ended December 31, 2013.

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